SECRETARY OF STATE
The Great Seal of the State of Nevada

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada
Secretary of State, do hereby certify that LEGACY BODYSENTIALS, INC. did on the FOURTEENTH day of SEPTEMBER, 1995 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Nevada Secretary of State, and further, that said Articles contain all the provisions required by the law of the said State of Nevada.

				IN WITNESS WHEREOF, I have hereunto
set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, this FOURTEENTH day of SEPTEMBER, 1995.

/s/ Dean Heller
Secretary of State

(Seal of State Appears Here)		By /s/ Delania Margueio
Certification Clerk
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State of Nevada                      	Telephone: 702.687.5203
Office of the Secretary of State	Fax. 702.687.3471
101 N. Carson St, #3
Carson City, NV 89701		Filing Fee:

#C15939-95

Certificate of Amendment to Articles of Incorporation
For Profit Nevada Corporation
(Pursuant to NRS 78.385 and 78.390-After Issuance of Stock)
Remit in Duplicate

(Date Stamp appears here, November 12, 1999 office of the Secretary of State)

1. Name of Corporation: Global Commonwealth, Inc.
2. The articles have been amended as follows (provide article numbers, if available):
Article I is hereby amended to read as follows:
"The name of the corporation is: Global Innovative Systems, Inc."
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 9,700,000.

4. Signatures:
/s/ President or Vice President                  /s/Walter Neimi
President or Vice President			Secretary or Asst. Sec.

Providence of British Columbia
Canada
This instrument was acknowledged before me on 8th day of November, 1999, by Helge Freudgtheil as: President as designated to sign this certificate of Global Commonwealth Inc.
(name on behalf of whom instrument was executed)

/s/ Notary Public /s/
Notary Public Signature

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

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FILED IN THE STATE OF NEVADA
MAY 18 1998
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
(after Issuance of stock)
No. C15939-98
/s/ Dean Heller
Dean Heller, Secretary of State

LEGACY MINERALS, INC.
Name of Corporation
We the undersigned  ROMERO PRESCOTT and
President or Vice President
DONALD BYERS                            OF         LEGACY MINERALS INC.
Secretary or Assistant Secretary                   Name of Corporation
Do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 30th day of April, 1998, adopted a resolution to amend the original articles as follows:

Article One is hereby amended to read as follows:
The name of the Corporation is: GLOBAL COMMONWEALTH, INC.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 10,000,000 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Romero Prescott /s/
President or Vice President

/s/ Don Byers /s/
Secretary or Assistant Secretary

Providence of Alberta )
City of Edmonton       )
On May 4, 1998, personally appeared before me, a Notary Public,
Romero Prescott and Donald Byers,
(name of persons appearing and signing document)
who acknowledged that they executed the above instrument.
/s/ Notary Public /s/
Signature of Notary
(Notary Stamp or seal)

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THIS FORM SHOULD ACCOMPANY AMENDED AND
RESTATED ARTICLES OF INCORPORATION FOR A NEVADA
CORPORATION

1.	Name of Corporation: LEGACY MINERALS, INC.
2.	Date of adoption of Amended and Restated Articles:
3.	If the articles were amended, please indicate what changes
have been made:
	(a)	Was there a name change? Yes X  No __. If yes, what
is the new name Legacy Minerals, Inc.

	(b)	Did you change the resident agent?  Yes__ No X.
If yes, please indicate the new resident agent and address. Please attach the resident agent acceptance certificate.

	(c)	Did you change the purposes? Yes__ No X.
Did you add Banking?__ Gaming?___, Insurance?_____, None of these?_____

	(d)	Did you change the capital stock?  Yes___No X.
If yes, what is the new capital stock?

	(e)	Did you change the directors Yes X No___.
If yes, indicate the change:  Romero Prescott was appointed
President & a Director; Donald Byers remains a Director & Sec/Treasurer.

	(f)	Did you add the directors liability provisions?  Yes___ No X.

	(g)	Did you change the period of existence? Yes___ No X.
If yes, what is the new existence?

	(h)	If none of the above apply, and you have amended
or modified the articles, how did you change your articles?

/s/ Don Byers /s/
Name and Title of Officer
Secretary Treasurer
Date: May 4, 1998

Providence of Alberta )
City of Edmonton       )
On May 4, 1998, personally appeared before me, a Notary Public,
Donald Byers, who acknowledged that he/she executed the above document. (name of persons appearing and signing document)
who acknowledged that they executed the above instrument.
/s/ Notary Public /s/
Signature of Notary
(Notary Stamp or seal)

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FILED IN THE STATE OF NEVADA
September 25 1996
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
(after Issuance of stock)
No. C15939-95
/s/ Dean Heller
Dean Heller, Secretary of State

LEGACY BODYSENTIALS, INC.
Name of Corporation
We the undersigned DONALD BYERS and
President or Vice President
          GLEN MACDONALD          OF             LEGACY BODYSENTIALS INC.
Secretary or Assistant Secretary                 Name of Corporation
Do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 8th day of July, 1996, adopted a resolution to amend the original articles as follows:

Article One is hereby amended to read as follows:
The name of the Corporation is: LEGACY MINERALS, INC.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is "twelve" that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

/s/ Don Byers /s/
President or Vice President

/s/ Glen Mac Donald /s/
Secretary or Assistant Secretary

Providence of British Columbia )
Country of Canada                  )
On September 17, 1996, personally appeared before me, a Notary Public, Donald Byers and Glen MacDonald,
(name of persons appearing and signing document)
who acknowledged that they executed the above instrument.
/s/ Notary Public /s/
Signature of Notary
(Notary Stamp or seal)

THIS FORM SHOULD ACCOMPANY AMENDED AND
RESTATED ARTICLES OF INCORPORATION FOR A NEVADA
CORPORATION

1.	Name of Corporation: LEGACY BODYSENTIALS, INC.
2.	Date of adoption of Amended and Restated Articles: July 8th 1996
3.	If the articles were amended, please indicate what changes
have been made:

	(a)	Was there a name change? Yes X  No __. If yes, what
is the new name Legacy Minerals, Inc.

	(b)	Did you change the resident agent?  Yes__ No X.
If yes, please indicate the new resident agent and address. Please attach the resident agent acceptance certificate.

	(c)	Did you change the purposes? Yes__ No X.
Did you add Banking?__ Gaming?___, Insurance?_____, None of these?_____

	(d)	Did you change the capital stock?  Yes___No X.
If yes, what is the new capital stock?

	(e)	Did you change the directors Yes____ No X.
If yes, indicate the change:

	(f)	Did you add the directors liability provisions?  Yes___ No X.

	(g)	Did you change the period of existence? Yes___ No X.
If yes, what is the new existence?

	(h)	If none of the above apply, and you have amended
or modified the articles, how did you change your articles?

/s/ Don Byers /s/
Name and Title of Officer
Secretary Treasurer
Date: July 8th 1996

Providence of British Columbia )
Country of Canada              )
On September 17, 1996, personally appeared before me, a Notary Public, Donald Byers, who acknowledged that he/she executed the above document. (name of persons appearing and signing document)
who acknowledged that they executed the above instrument.
/s/ Notary Public /s/
Signature of Notary
(Notary Stamp or seal)

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